UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 5, 2025
TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.
(Exact name of Registrant as specified in its charter)

Colorado		333-212006	84-0464189
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

1100 W. 116th Avenue
Westminster	,	Colorado	80234
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (303) 452-6111
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01    Entry into a Material Definitive Agreement.
On June 5, 2025, Tri-State Generation and Transmission Association, Inc. (“Tri-State”) and a majority of its electric distribution member systems (“Utility Members”) separately entered into All Requirements Wholesale Electric Service Contracts (“Revised WESCs”) that upon the effective date of the Revised WESC supersede the Utility Member’s respective Wholesale Electric Service Contract, dated July 1, 2007, with Tri-State (“2007 WESC”). The following thirty-two of Tri-State’s Utility Members signed Revised WESCs with an initial expiration date of December 31, 2066 (“2066 Extending Utility Members”):

Colorado:
Empire Electric Association, Inc.	San Isabel Electric Association, Inc.
Gunnison County Electric Association	San Luis Valley Rural Electric Cooperative, Inc.
Highline Electric Association	Sangre de Cristo Electric Association, Inc.
K.C. Electric Association	Southeast Colorado Power Association
Morgan County Rural Electric Association	White River Electric Association, Inc.
Mountain View Electric Association, Inc.	Y-W Electric Association, Inc.
Poudre Valley Rural Electric Association, Inc.

Nebraska:
The Midwest Electric Cooperative Corporation	Roosevelt Public Power District

New Mexico:
Central New Mexico Electric Cooperative, Inc.	Otero County Electric Cooperative, Inc.
Continental Divide Electric Cooperative, Inc.	Sierra Electric Cooperative, Inc.
Jemez Mountains Electric Cooperative, Inc.	Socorro Electric Cooperative, Inc.
Mora-San Miguel Electric Cooperative, Inc.	Southwestern Electric Cooperative, Inc.
Northern Rio Arriba Electric Cooperative, Inc.	Springer Electric Cooperative, Inc.

Wyoming:
Big Horn Rural Electric Company	Niobrara Electric Association, Inc.
Carbon Power & Light, Inc.	Wheatland Rural Electric Association
Garland Light & Power Company	Wyrulec Company
High West Energy, Inc.
The following four of Tri-State’s Utility Members signed Revised WESCs with an initial expiration date of December 31, 2050:

Columbus Electric Cooperative, Inc.	San Miguel Power Association, Inc.
High Plains Power, Inc.	Wheat Belt Public Power District
Four Utility Members have elected not to sign a Revised WESC. Tri-State will continue to sell and delivery to the Utility Member, and the Utility Member will continue to purchase and receive, under the Utility Member’s 2007 WESC with an initial expiration date of December 31, 2050, with the following Utility Members:

Chimney Rock Public Power District	Northwest Rural Public Power District (“NRPPD”)
La Plata Electric Association, Inc. (“LPEA”)	Panhandle Rural Electric Membership Association
Both LPEA and NRPPD have provided Tri-State a non-conditional two-year notice of intent to withdraw from membership in Tri-State, with an April 1, 2026 and January 1, 2027 withdrawal effective date, respectively.

Excluding the revenue of former Utility Members and Utility Members that have provided a notice of intent to withdrawal from member in Tri-State, the 2066 Extending Utility Members comprised 87.4 percent of Tri-State’s Utility Member revenue for 2024. The 2066 Extending Utility Members represent approximately 88 percent of Tri-State’s continuing Utility Member load.
Tri-State filed each of the executed Revised WESCs signed by the above referenced Utility Members with the Federal Energy Regulatory Commission (“FERC”) on June 6, 2025 requesting an August 5, 2025 effective date. Each Revised WESC will become effective and supersede the 2007 WESC upon acceptance or approval of such Revised WESC. We expect FERC to issue an order sixty days after Tri-State’s filing of the WESC.
Pursuant to the Revised WESC, each Utility Member may elect to provide up to a percent, as set forth a Board of Directors Policy (“Policy 115”), of its requirements from distributed or renewable generation owned or controlled by the Utility Member. The Utility Member may also propose projects that it will own or control under Tri-State’s Bring Your Own Resource Program, subject to certain capacity limitations within that program. On June 4, 2025, Tri-State’s Board of Directors approved a revised BP 115 providing that a Utility Member may serve up to 20 percent of its requirements from distributed or renewable generation owned or controlled by the Utility Member. Tri-State filed the revised BP 115 with FERC on June 6, 2025 requesting an August 5, 2025 effective date.
The Revised WESC contains an evergreen provision, continuing the term of the Revised WESC indefinitely beyond the initial term unless and until either Tri-State or the Utility Member provides at least five years’ prior written notice of notice to terminate. This is an increase from the current two years’ prior notice requirement under the 2007 WESC.
Other changes to the Revised WESC include various contract modernization updates. The revisions reflect Tri-State’s current status as a FERC-jurisdictional entity, modernization of contract language, and clean-up changes to align with industry practices and current operations. The Revised WESC adds and modernizes provisions related to billing, Tri-State’s Master Indenture, force majeure, limitation of liability, and power quality
The Revised WESC also includes meter reading, indemnification, and assignment provisions.
The foregoing descriptions of the WESC do not purport to be complete and are qualified in their entirety by reference to the full text of the WESC, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 1.02    Termination of a Material Definitive Agreement.
Reference is made to the information set forth in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.
Forward-Looking Statements
Certain statements included in this Current Report on Form 8-K that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “project,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, FERC’s acceptance of the Revised WESC or BP 115, FERC’s acceptance of the terms contained in the Revised WESC or BP 115, and the timing of FERC’s acceptance of the Revised WESC or BP 115. These statements are based on various assumptions, whether or not identified in this Current Report on or the exhibits hereto, and on the current expectations of management and are not predictions of actual events.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1	Form of All Requirements Wholesale Electric Service Contract, between Tri-State and applicable Utility Members

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

Date: June 06, 2025	By:	/s/ Todd E. Telesz
Todd E. Telesz
Senior Vice President/Chief Financial Officer